Exhibit 99.1

Maquia Capital Acquisition Corporation

Miami, Florida, May 24, 2024 (GLOBE NEWSWIRE) -- On May 22, 2024, Maquia Capital Acquisition Corporation (“Maquia” or the “Company”), received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) (the “Notice”) that Maquia was delinquent in the filing of its periodic Form 10Q Report with the Securities and Exchange Commission (the “SEC”) for the period ending March 31, 2024 and that Nasdaq has initiated a process which could result in the delisting of the Company’s securities from Nasdaq Stock Market as a result of the Company not being in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”), which requires listed companies to file in a timely manner all required periodic financial reports with the SEC. The Company intends to timely appeal the Notice and request a hearing in accordance with NASDAQ Listing Rule 5815(a)(1)(B). A request for a hearing regarding a delinquent filing will stay the suspension of the Company’s securities for a period of 15 days from the date of the request. The Company is working diligently to file the delinquent periodic report as soon as possible to regain full compliance with the Listing Rule. There can be no assurance that Nasdaq will accept the Company’s plan to regain compliance or that the Company will be successful in implementing its plan to regain compliance with the Rule, by filing the Report with the Commission

Previous to this, and as reported by the Company, on May 7, 2024, the Company, received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) (the “May 7 Notice”) that Maquia was not in compliance with  Nasdaq Listing Rule IM-5101-2 requiring a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement triggering the issuance of a Staff Delisting Determination under Rule 5810 to delist the Company's securities. The Company has appealed this determination, the hearing for which is currently set for June 20, 2024.

 The May 7 Notice also indicated that on January 8, 2024 (as reported on the Company’s January 12, 2024 8K), the Company failed to hold an annual meeting of stockholders within the required twelve-month period of the end of the Company’s fiscal year end. As noted in the Company’s 8K filed May 21, 2024, the Company held its annual meeting on May 20, 2024, and is now in compliance with the Listing Rule.

Additional information about the termination of the Business Combination Agreement will be provided in a Current Report on Form 8-K to be filed by Maqua with the SEC and available at www.sec.gov.

About Maquia Capital Acquisition Corporation

Maquia Capital Acquisition Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company is led by Chief Executive Officer, Jeff Ransdell, Chief Financial Officer, Jeronimo Peralta, Chief Operating Officer, Guillermo Cruz, and Chief Investment Officer, Maggie Vo.

Forward-Looking Statements

Certain statements included in this press release may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements, including the identification of a target business and a potential business combination or other such transaction, are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Maquia and its management, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Maquia’s annual report on Form 10-K, filed with the SEC on April 16, 2024, and in other filings with the SEC.

Contact:

Guillermo Eduardo Cruz
Maquia Capital Acquisition Corporation
50 Biscayne Boulevard, Suite 2406, Miami, FL 33132
E-mail: guillermo@maquiacapital.com
Telephone: (305) 608-1395